Baird Strategic Municipal Bond Fund

Trading Symbols:
BSNIX – Institutional Class Shares
BSNSX – Investor Class Shares

Summary Prospectus
May 1, 2025

Before you invest, you may want to review the Baird Strategic Municipal Bond Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Fund’s statement of additional information and shareholder reports, online at http://www.bairdassetmanagement.com/funddocuments. You may also obtain this information at no cost by calling 1-866-442-2473 or by sending an e-mail request to prospectus@bairdfunds.com. The Fund’s prospectus and statement of additional information, both dated May 1, 2025, are incorporated by reference into this summary prospectus.

Investment Objective
The investment objective of the Baird Strategic Municipal Bond Fund (the “Fund”) is to seek a high level of current income that is exempt from federal income tax and is consistent with the preservation of capital.

Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees
(fees paid directly from your investment)
None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class Shares	Institutional Class Shares
Management Fees	0.25%	0.25%
Distribution and Service (12b‑1) Fees	0.25%	None
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	0.55%	0.30%

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$56	$176	$307	$689
Institutional Class Shares	$31	$97	$169	$381

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

Principal Investment Strategies
The Fund normally invests at least 80% of its net assets in municipal bonds and debentures, the income from which is exempt from federal income tax (including the federal alternative minimum tax (“AMT”)). These municipal obligations may include debt obligations of states, territories and possessions of the U.S., as well as political subdivisions, agencies and financing authorities thereof that provide income exempt from federal income tax (including the federal AMT).

The Fund invests in a broadly diversified portfolio of municipal obligations issued by governmental authorities throughout the U.S. and its territories. The Fund may invest in all types of municipal obligations, including pre-refunded bonds, general obligation bonds, revenue bonds and municipal lease participations. The Fund may also invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. Municipal obligations in which the Fund invests may include fixed, variable or floating rate instruments. The Fund may purchase municipal obligations on a when-issued or delayed delivery basis or enter into forward commitments to purchase municipal obligations.

The Fund invests principally in investment grade municipal obligations, rated at the time of purchase by at least one major rating agency, but may invest up to 30% of its net assets in non-investment grade municipal obligations (sometimes referred to as “high yield” or “junk” bonds). The Fund may also invest in unrated municipal obligations that are determined by Robert W. Baird & Co. Incorporated (the “Advisor”) to be comparable in quality to the rated obligations. After purchase, a municipal obligation may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. In such cases, the Advisor will consider whether to continue to hold the municipal obligation. The Fund may hold municipal obligations with a “D” or similar credit rating indicating at least a partial payment default. The Fund may also invest in U.S. Treasury futures contracts for duration and yield curve management or to manage market and interest rate risk.

The Fund may invest up to 20% of its net assets in U.S. government and corporate bonds and other debt securities that are of the same quality as its investments in municipal bonds but which produce income that is taxable for federal income tax purposes.

The Advisor attempts to keep the duration of the Fund’s portfolio within ±2 years of its benchmark, the Bloomberg 1-10 Year Municipal Blend Index. The duration of the Fund’s benchmark as of March 31, 2025 was 4.13 years. While obligations of any maturity may be purchased, under normal circumstances, the Fund’s dollar-weighted average effective maturity is generally expected to be between three months and 10 years. Effective maturity takes into account the possibility that a bond may have prepayments or may be called by the issuer before its stated maturity date.

The Advisor considers many market factors when selecting investments for the Fund. Among the factors considered are the nominal level and trend in interest rates, the slope of the municipal yield curve, income tax rates, market sector valuations, credit trends, supply and demand flows, regional economic strength, as well as legal and regulatory trends.

The Advisor generally will sell a debt obligation when, on a relative basis and in the Advisor’s opinion, it will no longer help the Fund attain its objectives.

Principal Risks
Please be aware that you may lose money by investing in the Fund. The following is a summary description of certain risks of investing in the Fund.

Management Risks
The Advisor may err in its choices of debt obligations or portfolio mixes. Such errors could result in a negative return to the Fund and a loss to you.

Bond Market Risks
A bond’s market value may be affected significantly by changes in interest rates – generally, when interest rates rise, the bond’s market value declines and when interest rates decline, its market value rises (“interest rate risk”). Generally, a bond with a longer maturity will entail greater interest rate risk but have a higher yield. Conversely, a bond with a shorter maturity will entail less interest rate risk but have a lower yield (“maturity risk”). A bond’s value may also be affected by changes in its credit quality rating or the issuer’s financial condition (“credit quality risk”). Bonds are also generally subject to credit risk that an issuer will not make timely payments of principal and interest.

Call Risks
If the securities in which the Fund invests are redeemed by the issuer before maturity (or “called”), the Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. This will most likely happen when interest rates are declining.

Credit Quality Risks
Individual issues of municipal obligations may be subject to the credit risk of the municipality, borrower or issuer (“obligor”). Therefore, the obligor may experience unanticipated financial problems and may be unable to meet its payment obligations. Municipal obligations held by the Fund may be adversely affected by political and economic conditions and developments (for example, legislation reducing state aid to local governments). Debt obligations receiving the lowest investment grade rating may have speculative characteristics and, compared to higher grade debt obligations, may have a weakened capacity to make principal and interest payments due to changes in economic conditions or other adverse circumstances. Ratings are essentially opinions of the credit quality of an issuer and may prove to be inaccurate.

Extension Risk
Debt obligations may be paid off by the borrower more slowly than anticipated, increasing the average life of such debt obligations and the sensitivity of the prices of such debt obligations to future interest rate changes.

Non-Investment Grade Quality Risks
Non-investment grade debt obligations (sometimes referred to as “high yield” or “junk” bonds) involve greater risk than investment-grade debt obligations, including the possibility of default or bankruptcy. They tend to be more sensitive to economic conditions than higher-rated debt obligations and, as a result, are generally more sensitive to credit risk than debt obligations in the higher-rated categories.

Municipal Obligations Risks
Municipal obligations are subject to risks based on many factors, including economic and regulatory developments, changes or proposed changes in the federal and state tax structure, deregulation, court rulings, and other factors. The value of municipal obligations may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal obligations depends on the ability of the issuer or project backing such obligations to generate taxes or revenues. There is a risk that interest may be taxable on a municipal obligation that is otherwise expected to produce tax‑exempt interest.

Because the Fund may invest more than 25% of its total assets in municipal obligations issued by entities located in the same state or the interest on which is paid solely from revenues of similar projects, changes in economic, business or political conditions relating to a particular state or type of projects may have a disproportionate impact on the Fund.

The repayment of principal and interest on some of the municipal obligations in which the Fund may invest may be guaranteed or insured by a monoline insurance company. If a company insuring municipal obligations in which the Fund invests experiences financial difficulties, the credit rating and price of the security may deteriorate.

Municipal Housing Bonds Risks
Municipal housing bonds are bonds issued by state and municipal authorities established to purchase single family and other residential mortgages from commercial banks and other lending institutions. Certain factors and adverse economic developments may affect the mortgagor’s ability to maintain payments under the underlying mortgages. Mortgages may also be partially or completely prepaid prior to their final stated maturities.

Municipal Lease Obligations Risks
Participation interests in municipal leases pose special risks because many leases and contracts contain “non‑appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body.

Zero Coupon Bonds Risks
Zero coupon bonds do not pay interest on a current basis and may be highly volatile as interest rates rise or fall. In addition, while such bonds generate income for tax purposes and for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by tax laws.

When‑Issued, Delayed Delivery and Forward Commitments Risks
When‑issued, delayed delivery and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a debt obligation) may be less favorable than the price or yield (and therefore the value of a debt obligation) available in the market when the debt obligation’s delivery takes place. Failure of the other party to consummate the trade may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

U.S. Treasury Futures Contracts Risk
A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

Tax Risks
Municipal obligations may decrease in value during times when federal income tax rates are falling. The Fund’s investments are affected by changes in federal income tax rates applicable to, or the continuing federal tax‑exempt status of, interest income on municipal obligations. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the liquidity, marketability and supply and demand for municipal obligations, which would in turn affect the Fund’s ability to acquire and dispose of municipal obligations at desirable yield and price levels.

Liquidity Risks
Certain debt obligations may be difficult or impossible to sell at the time and price that the Advisor would like to sell. The Advisor may have to lower the price, sell other debt obligations or forego an investment opportunity, any of which may have a negative effect on the management or performance of the Fund.

Valuation Risks
The debt obligations held by the Fund are generally valued using prices provided by approved pricing services or, in some cases, using prices provided by dealers or the valuation committee of the Advisor using fair valuation methodologies. The prices used by the Fund may be different from the prices used by other mutual funds or from the prices at which the Fund’s debt obligations are actually bought and sold. The prices of the Fund’s debt obligations may be subject to frequent and significant change and will vary depending on the information that is available to the party providing the price.

Sector Risks
From time to time, based on market or economic conditions, the Fund may have significant positions in specific sectors of the market. Potential negative market or economic developments affecting one or more of these sectors could have a greater impact on the Fund than on a fund with fewer holdings in that sector.

Cybersecurity Risk
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Recent Market Events Risks
U.S. and international markets have experienced significant periods of volatility due to a number of economic, political and other global macro factors. The transition to a new administration following the 2024 U.S. Presidential election has introduced meaningful market uncertainty as new policies, executive orders, and legislation have been and will likely continue to be proposed or enacted. Geopolitical risks appear elevated with the war between Ukraine and Russia now passing its third anniversary, tensions remain high in the Middle East, and trade relations between the U.S. and its trading partners, particularly China, are strained due to new and evolving tariff rates. Domestically, stagflation risks (slowing economic growth and rising inflation) present additional challenges to the Federal Reserve’s dual mandate of price stability and maximum employment. Elevated political discord also makes legislative efforts more difficult. The uncertain course of these various factors may have a significant negative impact on the global economy and may result in an elevated risk environment with increased volatility in asset prices, which could have an adverse effect on the value of the Fund’s investments.

Performance
The performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for one and five years and since inception periods compare with those of the Fund’s benchmark and a broad measure of market performance. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.bairdfunds.com or by calling the Fund (toll‑free) at 1‑866‑442‑2473.

Calendar Year Returns for Institutional Class Shares

Best quarter:	4th quarter 2023	5.96%
Worst quarter:	1st quarter 2022	-3.98%

Average Annual Total Returns as of December 31, 2024
	1 Year	5 Years	Since Inception (11/15/19)
Institutional Class
Return Before Taxes	3.17%	2.94%	3.05%
Return After Taxes on Distributions	3.10%	2.78%	2.89%
Return After Taxes on Distributions and Sale of Fund Shares	3.26%	2.71%	2.79%
Investor Class
Return Before Taxes	2.92%	2.69%	2.80%
Bloomberg Municipal Index (reflects no deduction for fees, expenses or taxes)	1.05%	0.99%	1.13%
Bloomberg 1-10 Year Municipal Blend Index (reflects no deduction for fees, expenses or taxes)	0.91%	1.03%	1.13%

After‑tax returns are shown only for Institutional Class shares, and the after‑tax returns for Investor Class shares will vary. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after‑tax returns depend on your tax situation and may differ from those shown. After‑tax returns are not relevant if you hold your shares through a tax‑deferred or other tax-advantaged account, such as a 401(k) plan or an individual retirement account.

The Return After Taxes on Distributions and Sale of Fund Shares may be higher than other return figures when a capital loss occurs upon the redemption of Fund shares and provides an assumed tax benefit that increases the after-tax return.

Investment Advisor
Robert W. Baird & Co. Incorporated (“Baird” or the “Advisor”) is the Fund’s investment advisor.

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Lyle J. Fitterer, CFA	2019	Senior Portfolio Manager for Baird Advisors and Managing Director of the Advisor
Duane A. McAllister, CFA	2019	Senior Portfolio Manager for Baird Advisors, a department of the Advisor and Managing Director of the Advisor
Erik R. Schleicher, CFA	2019	Portfolio Manager for Baird Advisors and Managing Director of the Advisor
Joseph J. Czechowicz, CFA	2019	Portfolio Manager for Baird Advisors and Managing Director of the Advisor
Gabe G. Diederich, CFA	2022	Portfolio Manager for Baird Advisors and Managing Director of the Advisor

Purchase and Sale of Fund Shares
You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (the “NYSE”) is open by written request via mail (Baird Funds, Inc. c/o U.S. Bank Global Fund Services, 801 Pennsylvania Avenue, Suite 219252, Kansas City, MO 64105) or overnight delivery (Baird Funds, Inc. c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121), by wire transfer, by telephone at 1‑866‑442‑2473, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

The minimum initial and subsequent investment amounts are shown below, although the Fund may reduce or waive them in some cases in its discretion.

	Initial Purchase	Subsequent Purchases
Investor Class	$1,000 – Individual Retirement Accounts (Traditional/Roth/SIMPLE/SEP IRAs)	$100
	$2,500 – All Other Accounts	$100
Institutional Class	$10,000 – All Account Types	No minimum

Tax Information
The Fund’s distributions may be subject to federal income tax and may be taxed as ordinary income or long‑term capital gains unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. You may be taxed later upon the withdrawal of monies from such tax-deferred arrangements or other tax-advantaged arrangements. The Fund intends to make distributions that are primarily exempt from federal income tax. However, a portion of the Fund’s distributions may be taxed as ordinary income or long‑term capital gains.

Payments to Broker‑Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker‑dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker‑dealer or other intermediary and your salesperson to recommend the Fund over another investment. In addition, some broker-dealers may regard Institutional Class shares of the Fund as “clean” shares and will charge you a commission on the purchase of such shares. Ask your salesperson or visit your financial intermediary’s website for more information.